SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
October 18, 2001

Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 E. Main Street Midland, Michigan (Address of Principal Executive Offices)		48640 (Zip Code)

(989) 839-5350 (Registrant's Telephone Number, Including Area Code)

Item 7.          Financial Statements and Exhibits.

(c)	Exhibits:

	99.1	Press Release dated October 18, 2001

Item 9.          Regulation FD Disclosure.

                    Chemical Financial Corporation ("Chemical") issued a Press Release on October 18, 2001.

                    A copy of the Press Release, dated October 18, 2001, issued by Chemical, is attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 18, 2001	CHEMICAL FINANCIAL CORPORATION (Registrant)

		By:	/s/Lori A. Gwizdala
Lori A. Gwizdala Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Document

99.1 Press Release dated October 18, 2001